===================================================================================================================

                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report (Date of earliest event reported): July 30, 2004

                                        SOUTHERN CALIFORNIA EDISON COMPANY
                              (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-2313                              95-1240335
        (State or other jurisdiction                 (Commission                         (I.R.S. Employer
              of incorporation)                     File Number)                        Identification No.)

                                             2244 Walnut Grove Avenue
                                                  (P.O. Box 800)
                                            Rosemead, California 91770
                           (Address of principal executive offices, including zip code)

                                                   626-302-1212
                               (Registrant's telephone number, including area code)

===================================================================================================================

         This current report and its exhibit include forward-looking statements.  Southern California Edison
Company has based these forward-looking statements on its current expectations and projections about future events based on its knowledge of facts as of the date of this current report and its assumptions about future events.  These forward-looking statements are subject to various risks and uncertainties that may be outside the control of Southern California Edison Company.  Southern California Edison Company has no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise.  This current report should be read with Southern California Edison Company's 2003 Annual Report on
Form 10-K and subsequent Quarterly Reports on Form 10-Q.

Item 7.  Financial Statements, Pro Forma Information and Exhibits.

(c)      Exhibits

         99       Press release about second quarter financial results

Item 12.  Results of Operations and Financial Condition.

         On July 30, 2004, Edison International, the parent company of Southern California Edison Company, issued a press release that included information about Southern California Edison Company's financial results for the second quarter ended June 30, 2004.  A copy of the press release is attached as Exhibit 99.  The information furnished in this Item 12 and Exhibit 99 shall not be deemed to be "filed" for purposes of the Securities
Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing under the Securities
Act of 1933.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                SOUTHERN CALIFORNIA EDISON COMPANY
                                                                           (Registrant)

                                                                     /s/ KENNETH S. STEWART
                                                 -------------------------------------------------------------
                                                                       KENNETH S. STEWART
                                                        Assistant General Counsel and Assistant Secretary

Date:  July 30, 2004